UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2023

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 9, 2023, ResolutionRx Ltd (“ResolutionRx”) a wholly owned Australian, public, unlisted subsidiary of RespireRx Pharmaceuticals Inc. (“RespireRx” or the “Company”) entered into a Master Services Agreement (“MSA”) with Ab Initio Pharma Pty Ltd, (“Ab Initio”) an Australian company for Ab Initio to manufacture, formulate, test and supply ResolutionRx with therapeutic drugs based on lipid nanoparticle technology licensed from RespireRx to ResolutionRx.

The initial services relate to ResolutionRx’s repurposing of dronabinol and its development program for obstructive sleep apnea pursuant to which Ab Initio will, among other things, manufacture and test our new dronabinol lipid nanoparticle formulation for pharmacokinetic, pharmacodynamic, and pivotal clinical trials as well as ultimately for commercialization.

The initial term of the MSA is two years and automatically renews for one year periods unless ResolutionRx provides written notice to Ab Initio of its intent not to renew at least ninety days prior to the end of the initial term or any renewal term.

The services to be provided are set forth in a work order attached as a schedule to the MSA.

The MSA also provides for mutual indemnifications, describes the relationship of the parties and that ResolutionRx retains ownership of all intellectual property and provides for confidentiality.

The press release dated October 12, 2023 announcing inception of the Master Services Agreement is attached and furnished, not filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

A list of exhibits that are furnished as part of this report is set forth in the Exhibit Index, which follows, and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1*	Press Release dated October 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2023	RESPIRERX PHARMACEUTICALS INC.
(Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis
SVP, CFO, Secretary and Treasurer